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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 3, 1998



                       Corporate Asset Backed Corporation

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                            33-91744                            Applied For
        (STATE OR OTHER JURISDICTION                (COMMISSION)                       (I.R.S. EMPLOYER
              OF INCORPORATION)                     FILE NUMBER)                      IDENTIFICATION NO.)


         c/o PaineWebber Incorporated,
         1285 Avenue of the Americas, 11th Floor
         New York, New York                                                                  10019
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                              (ZIP CODE)


Registrant's telephone number, including area code (212) 713-2841


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.

Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.

Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.

Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.

Item 5.           Other Events.

                  SIDLEY & AUSTIN IS SUBSTITUTED FOR ORRICK, HERRINGTON &
                  SUTCLIFFE LLP AS COUNSEL TO THE REGISTRANT.

Item 6.  Resignations of Registrant's Directors.

                  NOT APPLICABLE.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.

                  5.1      Opinion of Sidley & Austin with respect to legality.

                  8.1 Opinion of Sidley & Austin with respect to tax matters.

                  23.1 Consent of Sidley & Austin (included in its opinions filed as Exhibit 5.1 and 8.1)

Item 8.  Change in Fiscal Year.

                  NOT APPLICABLE.


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORPORATE ASSET BACKED
                                        CORPORATION



                                        By:      /s/ Robert Vascellaro
                                                 ------------------------------
                                        Name:    Robert Vascellaro
                                        Title:   Vice President


Dated:  November 3, 1998


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                                  EXHIBIT INDEX


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
Exhibit                                                                                                          Page
-------                                                                                                          ----

                  5.1      Opinion of Sidley & Austin with respect to legality.                                    5

                  8.1      Opinion of Sidley & Austin with respect to tax matters.                                 7

                  23.1     Consent of Sidley & Austin (included in its opinions filed as Exhibit 5.1 and 8.1)


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